Exhibit 32

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER

I, Karen A. Richardson, hereby certify, pursuant to Section 1350 of Chapter 63 of title 18, United States Code, that:

1.	The quarterly report on Form 10-Q to which this statement is an exhibit fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in such quarterly report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of E.piphany, Inc.
August 13, 2003	/s/ Karen A. Richardson

Karen A. Richardson Chief Executive Officer

CERTIFICATION OF
CHIEF FINANCIAL OFFICER

I, Kevin J. Yeaman, hereby certify, pursuant to Section 1350 of Chapter 63 of title 18, United States Code, that:

1.	The quarterly report on Form 10-Q to which this statement is an exhibit fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in such quarterly report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of E.piphany, Inc.

August 13, 2003	/s/ Kevin J. Yeaman

Kevin J. Yeaman Chief Financial Officer

42